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                                                                    EXHIBIT 99.4

                                ESCROW AGREEMENT


     This Escrow Agreement, dated as of December 18, 1996 (the "Closing Date"), among MEDAREX, INC., a New Jersey corporation ("Medarex"), HOUSTON BIOTECHNOLOGY INCORPORATED, a Delaware corporation ("HBI"), and Satterlee Stephens Burke & Burke LLP, as escrow agent ("Escrow Agent").

     This is the Escrow Agreement referred to in that certain Convertible Note dated December 18, 1996 (the "Note") made by HBI in favor of Medarex pursuant to which Medarex loaned (the "Loan") to HBI the sum of $500,000 and in that certain Convertible Note to be dated January 15, 1997 (the "Additional Note") to be made by HBI in favor of Medarex pursuant to which Medarex will make an additional loan (the "Additional Loan"; the Loan with the Additional Loan are sometimes collectively referred to herein as the "Loans") to HBI in the amount of $250,000 (the Note and the additional Note are sometimes collectively referred to herein as the "Notes"). Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Notes.

     In order to induce Medarex to make the Loans to HBI and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties, intending to be legally bound, hereby agree as follows:

     1.  ESTABLISHMENT OF ESCROW

     (a) HBI is delivering to Escrow Agent that certain License Agreement dated as of December 18, 1996 (the "License Agreement") pursuant to which HBI has granted to Medarex an exclusive, transferable, perpetual license to use, further develop, manufacture, sell and otherwise commercialize HBI's 4197 X-RA immunotoxin product in North America (the "Escrow Property") free and clear of all encumbrances.

     (b) Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and distribute Escrow Property pursuant to the terms and conditions hereof.

     2.  TERM

     2.1 This Escrow Agreement shall become effective as of the date hereof, and shall continue in force until the later of (i) all amounts due and payable by HBI under the Notes have been paid in full or the Notes shall have been converted in full (the "Expiration Date"), or (ii) the final distribution of the Escrow Property held by Escrow Agent hereunder; provided,
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however, Medarex and HBI may terminate this Escrow Agreement at any time by an instrument in writing signed by Medarex and HBI. Medarex or HBI shall notify the Escrow Agent of the Expiration Date or any termination of this Escrow Agreement under this Section 2.1 (the "Expiration Notice").

     2.2 Upon expiration of this Escrow Agreement as provided in Section 2.1 hereof, the Escrow Property shall be distributed by Escrow Agent as provided in
Section 3 of this Escrow Agreement.

     3.  DISTRIBUTION OF ESCROW PROPERTY

     3.1 Unless Escrow Agent shall have received an Objection Notice (as hereinafter defined), within five business days after the latest date that either Escrow Agent or HBI shall have received a notice (a "Distribution Notice") from Medarex that an Event of Default shall have occurred under the terms of the Note, or such other date upon which Medarex and HBI may mutually provide to Escrow Agent in writing (the "Distribution Date"), Escrow Agent shall distribute the Escrow Property to Medarex.

     3.2 Unless the Escrow Agent shall have received an Objection Notice (as defined herein), within five business days after the Escrow Agent shall have received an Expiration Notice, the Escrow Agent shall distribute the Escrow Property to HBI.

     3.3 If either Medarex or HBI desires to object to having the Escrow Property released from escrow, then such party shall give written notice to such effect to Escrow Agent with a copy to the other party ("Objection Notice") setting forth with particularity the reasons Escrow Agent should not release the Escrow Property from escrow; provided, however, notwithstanding anything provided in this Escrow Agreement to the contrary, the sole grounds to object to the release of the Escrow Property shall be a dispute regarding the facts underlying the payment or conversion of the Notes.

     3.4 If Escrow Agent receives an Objection Notice, Escrow Agent shall retain the Escrow Property until it receives either of the following: (i) written instructions signed by Medarex and HBI setting forth that the Escrow Property shall be delivered as specified in such instructions or (ii) a final order of a court of competent jurisdiction, or other final resolution in writing determined in accordance with an alternative dispute resolution procedure specified by Medarex and HBI, setting forth to whom the Escrow Property shall be delivered. In the event a court of competent jurisdiction or other forum specifically finds as part of its final order that a party has acted in bad faith said party shall be liable for and shall pay to the other party its reasonable attorney fees, costs and expenses with respect to such resolution.

     3.5 Upon the occurrence of any of the events requiring Escrow Agent to deliver the Escrow Property, Escrow Agent shall be permitted to deliver same within such period of time as reasonably practicable under all of the circumstances.

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     4.  GENERAL PROVISIONS

     4.1 To induce Escrow Agent to act hereunder, it is agreed by the Medarex and HBI that:

     (a) Escrow Agent shall not be under any duty to give the Escrow Property held by it hereunder any greater degree of care than it gives its own similar property.

     (b) This Escrow Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto, except to the extent specified in this Escrow Agreement.

     (c) Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor escrow agent) and its partners, counsel, associates, agents and employees from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement.

     (d) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (e) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement, (including without limitation, if Escrow Agent is an attorney or law firm, partners or employees of Escrow Agent, and shall not be liable for any action taken or omitted in accordance with such advice.

     (f) Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and has only possession thereof. Medarex and HBI shall each pay or reimburse Escrow Agent upon request for one half of any reasonable costs, fees or taxes, if any, relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless

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          Escrow Agent from any amounts that it is obligated to pay in the way of reasonable costs, fees or taxes.

     (g) Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other documents or instrument held by or delivered to it.

     (h) Escrow Agent shall not be required to advise any party as to the wisdom in taking or refraining from taking any action with respect to any property deposited hereunder.

     (i) Escrow Agent (and any successor escrow agent) may at any time resign as such by delivering the Escrow Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a successor escrow agent, Escrow Agent's sole responsibility after that time shall be to hold the Escrow Property in safekeeping until receipt of a designation of a successor escrow agent or a joint written disposition instruction by the other parties hereto or a final order of a court of competent jurisdiction.

     (j) Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

     (k) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Property, or in the event that Escrow Agent in good faith is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrow Property until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Property or
          (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Property, in which event Escrow Agent shall disburse the Escrow Property in accordance with such order or agreement. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that said court order is final and non-appealable. Escrow Agent shall act on such court order and legal opinions without further question.

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     (l)  Escrow Agent shall receive no fee for its services hereunder.  HBI and
          Medarex agree to reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel, which may include attorneys who are partners or employees of Escrow Agent).

The provisions of this Section 4.1 shall survive the termination of this Escrow Agreement.

          4.2 The parties hereto hereby irrevocably submit to the jurisdiction of any New York State or Federal Courts sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereto hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided herein for giving notice, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

          4.3 This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph (i) of Section 4.1 with respect to a resignation by Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties. This Escrow Agreement shall be construed in accordance with and governed by the internal law of the State of New York (without reference to its rule as to conflicts of law).

          4.5 This Escrow Agreement may only be modified by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged.

          4.6 Any notice, request, demand or other communication required or permitted under his Agreement shall be given in writing and shall be delivered or sent by registered or certified mail, return receipt requested in a prepaid envelope, by overnight mail or courier, or by facsimile transmission, to the addresses set forth below or such other addresses as such party shall hereafter specify in accordance with this Section:

If to Medarex:      Medarex, Inc.
                    1545 Route 22 East
                    Annandale, New Jersey 08801
                    Attn: Michael A. Appelbaum, Senior Vice President
                    Fax Number:  908-713-6002

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   with a copy to:  Dwight A. Kinsey, Esq.
                    Satterlee Stephens Burke & Burke LLP
                    230 Park Avenue
                    New York, New York  10169
                    Fax Number:  212-818-9606/7

If to HBI:          Houston Biotechnology Incorporated
                    3608 Research Forest Drive
                    The Woodlands, Texas 77381
                    Attn: J. Russell Denson, President
                    Fax Number: 713-363-3715

   with a copy to:  David Ronn, Esq.
                    Bracewell & Patterson L.L.P.
                    South Tower Pennzoil Place
                    711 Louisiana Street
                    Suite 2900
                    Houston, Texas  77002-2781
                    Fax Number: 713-221-1212

If to Escrow Agent: Satterlee Stephens Burke & Burke LLP
                    230 Park Avenue
                    New York, New York  10169
                    Attn: Dwight A. Kinsey, Esq.
                    Fax Number: 212-818-9606/7

Such notice or other communication shall be deemed to have been given (i) when delivered, if sent be registered or certified mail or delivered personally or by facsimile transmission confirmed by overnight mail or overnight courier or (ii) on the second following business day if sent by overnight mail or overnight courier.

          4.7 This Escrow Agreement and the Notes together reflect the entire understanding of the parties hereto and thereto with respect to the subject matter hereof and thereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be duly executed as of the day and year first written above.

                              BUYER:  MEDAREX, INC.

                              By: /s/ DONALD L. DRAKEMAN
                                 ---------------------------------------

                              Title:  PRESIDENT
                                    ------------------------------------



                              SELLER: HOUSTON BIOTECHNOLOGY INCORPORATED

                              By: /s/ J. RUSSELL DENSON
                                 ---------------------------------------

                              Title:  PRESIDENT
                                    ------------------------------------



                              ESCROW AGENT:  SATTERLEE STEPHENS
                                             BURKE & BURKE LLP

                              By: /s/ DWIGHT A. KINSEY
                                 ---------------------------------------

                              Title:  PARTNER
                                    ------------------------------------

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